UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of report (Date of earliest event reported): June 3, 2021 (June 1, 2021)

HEALTHCARE REALTY TRUST INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Maryland	001-11852	62-1507028
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
(Address of principal executive offices)
(615) 269-8175
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	HR	New York Stock Exchange

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 1, 2021, Healthcare Realty Trust Incorporated (the "Company") entered into a Second Amendment to the Amended and Restated Term Loan by and among the Company, as borrower, Wells Fargo Bank, National Association, as administrative agent, PNC Bank, National Association and U.S. Bank National Association, as syndication agents, and the other lenders that are party thereto (the "Amendment"). The Amendment amends the Amended and Restated Term Loan, dated May 31, 2019 (the "Term Loan") by converting the $150 million Tranche B Term Loan (as defined in the Term Loan) from a seven-year term loan to a five-year term loan and reducing the current interest rate (based on the Company's credit ratings) from LIBOR plus 1.60% to LIBOR plus 0.95%. The original maturity date remains the same at June 1, 2026. The Company paid approximately $508,000 in lender and legal fees in connection with the Amendment.

In addition, the Amendment provides for an "ESG" incentive for the Company to achieve certain sustainability targets that are based on the percentage of the Company's properties that hold certifications from third-party environmental certifiers, including LEED, IREM, CSP, ENERGY STAR, and other similarly recognized third-party green building certifications. If the Company meets these targets, the spread over LIBOR for the Tranche B Term Loan will be reduced by 0.01%. All other terms under the Term Loan remain in effect.

Item 9.01        Financial Statements and Exhibits
10.1    Second Amendment to Amended and Restated Term Loan, dated June 1, 2021, by and among Healthcare Realty Trust Incorporated, Wells Fargo Bank, National Association, and the other lenders party thereto.
104     Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED
	By:	/s/ J. Christopher Douglas
J. Christopher Douglas
Executive Vice President - Chief Financial Officer
June 3, 2021